SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act, of 1934


Date of Report (Date of earliest event reported) June 30, 2005

RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC. (as seller under a Pooling and Servicing Agreement, dated as of June 1, 2005, providing for, inter alia, the issuance of Mortgage-Backed Pass-Through Certificates, Series 2005-SL2)

                    RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.
             (Exact name of registrant as specified in its charter)

                  DELAWARE                            333-117232                               41-1955181
                  --------                            ----------                               ----------
      (State or Other Jurisdiction of              (Commission File                         (I.R.S. Employer
               Incorporation)                           Number)                           Identification No.)
         8400 Normandale Lake Blvd.                                       55437
                                                                          -----
                 Suite 250                                              (Zip Code)
           Minneapolis, Minnesota
  (Address of Principal Executive Offices)

Registrant's telephone number, including area code, is (952) 832-7000

Item 9.01.        FINANCIAL STATEMENTS AND EXHIBITS.

                  (a) Not applicable

                  (b) Not applicable

                  (c) Exhibits:

                  1. Pooling and Servicing Agreement, dated as of June 1, 2005 among Residential Asset Mortgage Products, Inc., as seller, Residential Funding Corporation, as master servicer and Deutsche Bank Trust Company Americas, as trustee.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           RESIDENTIAL ASSET MORTGAGE
                                           PRODUCTS, INC.


                                           By:   /S/ HEATHER ANDERSON
                                              -------------------------------
                                           Name:    Heather Anderson
                                           Title:   Vice President

Dated: July 15, 2005